UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 20, 2023

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)
Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))
☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class Common Stock, par value $0.01 per share	Trading Symbol(s) EBMT	Name of each exchange on which registered Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 20, 2023, the shareholders of Eagle Bancorp Montana, Inc. (the “Company”) approved an amendment to the Eagle Bancorp Montana, Inc. 2020 Non-Employee Director Award Plan (the “Plan”) at the Company’s annual meeting of shareholders. The Company’s shareholders approved the amendment to the Plan in accordance with the voting results set forth below under Item 5.07. The amendment to the Plan was previously adopted by the Company’s Board of Directors on December 15, 2022, subject to shareholder approval.

The amendment to the Plan provides for an increase in the annual grant of restricted stock to non-employee directors and increases the number of shares of restricted stock for issuance under the Plan from 13,000 to 88,000 shares. The material terms of the Plan were described in the Company’s definitive Proxy Statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on March 8, 2023, under the caption “Proposal 4 – Approval of Amendment No. 1 to the 2020 Non-Employee Director Award Plan.”

The above description of the amendment to the Plan does not purport to be complete and is qualified in its entirety by the full text of Amendment No. 1 to the Plan, set forth in Exhibit 10.1, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2023 Annual Meeting of Shareholders of Eagle Bancorp Montana, Inc. held on April 20, 2023, four proposals were submitted to the shareholders. Of 8,006,033 shares outstanding and entitled to vote at our Annual Meeting, 5,772,398 were present in person or by proxy. The proposals are described in detail in the Company’s Proxy Statement. The following is a summary of the voting results for each matter presented to the shareholders.

Proposal 1
Election of four directors, each to serve for a three-year term until the 2026 Annual Meeting: Samuel D. Waters, Cynthia A. Utterback, Corey Jensen and Tanya J. Chemodurow. Each nominee for director was elected by a vote of the shareholders as follows:

	Votes For	Votes Withheld	Broker Non-vote
Samuel D. Waters	4,050,109	809,120	913,137
Cynthia A. Utterback	4,234,429	624,800	913,137
Corey Jensen	4,179,243	679,986	913,137
Tanya J. Chemodurow	4,176,032	683,198	913,137

Proposal 2
Ratification of the appointment of Moss Adams LLP as independent registered public accounting firm for fiscal year 2023. The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions
Ratification of Moss Adams LLP as independent registered public accountants	5,644,451	20,076	107,871

Proposal 3
The advisory vote on named executive officer compensation, as disclosed in our Proxy Statement, was approved by the following vote:

	Votes For	Votes Against	Abstentions	Broker Non-vote
Advisory vote on named executive officer compensation as disclosed in the Proxy Statement	4,315,621	225,765	317,875	913,137

Proposal 4
Amendment No. 1 to the 2020 Non-Employee Director Award Plan (see Exhibit 10.1). The proposal was approved by a vote of shareholders as follows:

	Votes For	Votes Against	Abstentions	Broker Non-vote
Amendment No. 1 to the 2020 Non-Employee Director Award Plan	4,452,598	266,882	139,781	913,137

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibit is filed as part of this Form 8-K:

Exhibit No.	Description
10.1	Amendment No. 1 to the 2020 Non-Employee Director Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.
Date: April 26, 2023	By:	/s/ Miranda J. Spaulding
Miranda J. Spaulding Senior Vice President & CFO

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